Exhibit 99.1

FOR IMMEDIATE RELEASE

November 14, 2022

Generation Income Properties Announces Third Quarter 2022 Financial and Operating Results

TAMPA, FLORIDA – Generation Income Properties, Inc. (NASDAQ:GIPR) ("GIPR" or the "Company") today announced its financial and operating results for the period ended September 30, 2022.

Highlights

(For the 3 months ended September 30, 2022)

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Generated net loss attributable to GIPR of $639 thousand, or ($0.28) per basic and diluted share.
•
Generated Core FFO of $326 thousand, or $0.14 per basic and diluted share.
•
Generated Core AFFO of $358 thousand, or $0.16 per basic and diluted share.

Commenting on the quarter, CEO David Sobelman stated, “During the third quarter we focused on maximizing internal growth and growing our pipeline in order to better navigate the uncertainty that is prevalent throughout today’s markets. By positioning ourselves to take advantage of the imbalances within the market, we’ll look to opportunistically acquire assets when the time is right. We’re glad to be able to say that we’re in a stable position as it relates to our 100% rent collection, fixed debt rates that are well below today’s market interest rates, and the high credit worthiness of our tenants.”

FFO and related measures are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to Core FFO and Core AFFO is included at the end of this release.

Portfolio (as of September 30, 2022, unless otherwise stated)

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Approximately 85% of our portfolio’s annualized base rent ("ABR") as of September 30, 2022 was derived from tenants that have (or whose parent company has) an investment grade credit rating from a recognized credit rating agency of “BBB-” or better. Our largest tenants are the General Service Administration, PRA Holdings, Inc., Pratt and Whitney, and Kohl’s, all who have an ‘BB+’ credit rating or better from S&P Global Ratings and contributed approximately 66% of our portfolio’s annualized base rent.
•
The Company’s tenants are 100% rent paying and have been since our inception.
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Approximately 92% of our portfolio’s annualized base rent in our current portfolio provide for increases in contractual base rent during future years of the current term or during the lease renewal periods.
•
The average ABR per square foot is $15.70.

Liquidity and Capital Resources

•
$2.6 million in total cash and cash equivalents as of September 30, 2022.
•
Total mortgage loans, net was $35.4 million as of September 30, 2022.

Financial Results

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Total revenue from operations was $1.5 million during the three-month period ended September 30, 2022, as compared to $1.0 million for the three-month period ended September 30, 2021. This represents a year-over-year increase of 43% driven primarily by the acquisition of properties.

•
Operating expenses, including G&A, for the same periods were $2.0 million and $1.3 million, respectively, due to increases in G&A, recoverable expenses and depreciation/amortization from recent acquisitions, and compensation costs.
•
Net operating income (“NOI”) for the same periods was $1.2 million and $838 thousand, a 44% increase from the same period last year, which is a direct result of the acquisition of properties.

•
Net loss attributable to GIPR for the three months ended September 30, 2022 was $639 thousand as compared to net income of $456 thousand for the same period last year, with the change being attributable primarily to a $923 thousand gain on sale of a property during the three months ended September 20, 2021 that did not occur in the same period of 2022.

2022 Guidance

The Company is not providing guidance on future financial results or acquisitions and dispositions at this time. However, the Company will provide timely updates on material events, which will be broadly disseminated in due course. The Company’s executives, along with its Board of Directors, continue to assess the advisability and timing of providing such guidance to better align GIPR with its industry peers.

Conference Call and Webcast

The Company will host its third quarter earnings conference call and audio webcast on Tuesday, November 15, 2022, at 9:00 a.m. Eastern Time. To access the live webcast, which will be available in listen-only mode, please follow this link. If you prefer to listen via phone, U.S. participants may dial: 877-407-3141 (toll free) or 201-689-7803 (local).

About Generation Income Properties

Generation Income Properties, Inc., located in Tampa, Florida, is an internally managed real estate investment trust formed to acquire and own, directly and jointly, real estate investments focused on retail, office, and industrial net lease properties in densely populated submarkets. Additional information about Generation Income Properties, Inc. can be found at the Company's corporate website: www.gipreit.com.

Forward-Looking Statements

This press release, whether or not expressly stated, may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. The words "believe," "intend," "expect," "plan," "should," "will," "would," and similar expressions and all statements, which are not historical facts, are intended to identify forward-looking statements. These statements reflect the Company's expectations regarding future events and economic performance and are forward-looking in nature and, accordingly, are subject to risks and uncertainties. Such forward-looking statements include risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements which are, in some cases, beyond the Company’s control which could have a material adverse effect on the Company's business, financial condition, and results of operations. These risks and uncertainties include the risk that we may not be able to timely identify and close on acquisition opportunities, our limited operating history, potential changes in the economy in general and the real estate market in particular, the COVID-19 pandemic, and other risks and uncertainties that are identified from time to in our SEC filings, including those identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed on March 18, 2022, which are available at www.sec.gov. The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition, and results of operations. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statement made by us herein speaks only as of the date on which it is made. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as may be required by law.

Notice Regarding Non-GAAP Financial Measures

In addition to our reported results and net earnings per diluted share, which are financial measures presented in accordance with GAAP, this press release contains and may refer to certain non-GAAP financial measures, including Funds from Operations ("FFO"), Core Funds From Operations ("Core FFO"), Adjusted Funds from Operations (“AFFO”), Core Adjusted Funds from Operations ("Core AFFO"), and Net Operating Income (“NOI”). We believe the use of Core FFO, Core AFFO and NOI are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and related measures, including NOI, should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure, and should be considered in addition to, and not in lieu of, GAAP financial measures. You should not consider our Core FFO, Core AFFO, or NOI as an alternative to net income or cash flows from operating activities determined in accordance with GAAP. Our reconciliation of non-GAAP measures to the most directly comparable GAAP financial measure and statements of why management believes these measures are useful to investors are included below.

Generation Income Properties, Inc.

Consolidated Balance Sheets

	As of September 30,	As of December 31,
	2022	2021 (As corrected, see Note 1)
	(unaudited)	(audited)
Assets

Investment in real estate
Land	$12,577,544	$9,443,445
Building and site improvements	39,762,696	31,581,864
Tenant improvements	907,382	482,701
Acquired lease intangible assets	4,677,928	3,304,014
Less: accumulated depreciation and amortization	(5,063,422)	(3,512,343)
Net real estate investments	52,862,128	41,299,681
Investment in tenancy-in-common	1,204,811	725,082
Cash and cash equivalents	2,587,669	10,589,576
Restricted cash	34,500	34,500
Deferred rent asset	272,183	156,842
Deferred financing costs	66,767	-
Prepaid expenses	226,537	237,592
Accounts receivable	61,950	88,661
Escrow deposit and other assets	238,389	288,782
Right of use asset, net	6,253,975	-
Total Assets	$63,808,909	$53,420,716

Liabilities and Equity

Liabilities
Accounts payable	$104,772	$201,727
Accrued expenses	386,079	134,816
Acquired lease intangible liabilities, net	666,270	577,388
Insurance payable	127,103	33,359
Deferred rent liability	177,011	228,938
Lease liability, net	6,303,232	-
Other payable - related party	2,587,300	-
Mortgage loans, net of unamortized discount	35,364,605	28,969,295
Total liabilities	45,716,372	30,145,523

Redeemable Non-Controlling Interests	5,773,636	9,134,979

Stockholders' Equity
Common stock, $0.01 par value	24,892	21,729
Additional paid-in capital	19,506,770	19,051,929
Accumulated deficit	(7,664,430)	(5,403,156)
Total stockholders' equity	11,867,232	13,670,502

Non-Controlling Interests	451,669	469,712
Total equity	12,318,901	14,140,214

Total Liabilities and Equity	$63,808,909	$53,420,716

Generation Income Properties, Inc.

Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021 (As corrected, see Note 1)	2022	2021 (As corrected, see Note 1)
Revenue
Rental income	$1,473,789	$988,244	$4,034,286	$2,913,322
Other income	296	45,250	837	45,250
Total revenue	$1,474,085	$1,033,494	$4,035,123	$2,958,572

Expenses
General, administrative and organizational costs	408,570	181,746	1,222,986	621,987
Building expenses	269,781	195,464	848,373	539,739
Depreciation and amortization	561,510	388,141	1,551,079	1,164,838
Interest expense, net	382,440	336,025	1,088,361	1,028,446
Compensation costs	334,992	204,218	925,432	515,030
Total expenses	1,957,293	1,305,594	5,636,231	3,870,040
Operating loss	(483,208)	(272,100)	(1,601,108)	(911,468)
Income on investment in tenancy-in-common	16,751	4,750	23,841	4,750
Gain on sale of property	-	923,178	-	923,178
Dead deal expense	(45,660)	-	(153,031)	-
Loss on debt extinguishment	-	-	(144,029)	-
Net income (loss)	$(512,117)	$655,828	$(1,874,327)	$16,460
Less: Net income attributable to non-controlling interest	126,803	200,277	386,947	398,781
Net income (loss) attributable to Generation Income Properties, Inc.	$(638,920)	$455,551	$(2,261,274)	$(382,321)

Total Weighted Average Shares of Common Stock Outstanding – Basic & Diluted	2,304,841	939,559	2,251,522	699,395

Basic & Diluted Income (Loss) Per Share Attributable to Common Stockholders	$(0.28)	$0.48	$(1.00)	$(0.55)

Reconciliation of Non-GAAP Measures

The following tables reconcile net income (loss), which we believe is the most comparable GAAP measure, to Net Operating Income (“NOI”):

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021 (As corrected, see Note 1)		2022	2021 (As corrected, see Note 1)

Net income (loss) attributable to Generation Income Properties, Inc.	(638,920)	455,551		(2,261,274)	(382,321)
Plus: Net income attributable to non-controlling interest	126,803	200,277		386,947	398,781
Net income (loss)	(512,117)	655,828	-	(1,874,327)	16,460

Plus:
General, administrative and organizational costs	408,570	181,746		1,222,986	621,987
Depreciation and amortization	561,510	388,141		1,551,079	1,164,838
Interest expense, net	382,440	336,025		1,088,361	1,028,446
Compensation costs	334,992	204,218		925,432	515,030
Income on investment in tenancy-in-common	(16,751)	(4,750)		(23,841)	(4,750)
Gain on sale of property	-	(923,178)		-	(923,178)
Dead deal expense	45,660	-		153,031	-
Loss on debt extinguishment	-	-		144,029	-
Net Operating Income	$1,204,304	$838,030		$3,186,750	$2,418,833

The following tables reconcile net income (loss), which we believe is the most comparable GAAP measure, to FFO, Core FFO, AFFO, and Core AFFO:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021 (As corrected, see Note 1)		2022	2021 (As corrected, see Note 1)

Net income (loss)	$(512,117)	$655,828		$(1,874,327)	$16,460
Gain on disposal of property	-	(923,178)		-	(923,178)
Depreciation and amortization	561,510	388,141		1,551,079	1,164,838
Funds From Operations	$49,393	$120,791		$(323,248)	$258,120
Amortization of debt issuance costs	27,758	30,678		89,364	94,600
Non-cash stock compensation	110,869	53,887		328,913	186,636
Write off of deferred financing cost	137,522	-		137,522	-
Adjustments to Funds From Operations	$276,149	$84,565		$555,799	$281,236
Core Funds From Operations	$325,542	$205,356		$232,551	$539,356

Net income (loss)	$(512,117)	$655,828		$(1,874,327)	$16,460
Gain on disposal of property	-	(923,178)	-	-	(923,178)
Depreciation and amortization	561,510	388,141	-	1,551,079	1,164,838
Amortization of debt issuance costs	27,758	30,678	-	89,364	94,600
Above and below-market lease amortization, net	(26,297)	(40,329)	-	(76,478)	(115,921)
Straight line rent, net	13,203	(14,796)		29,263	(42,785)
Adjustments to net income (loss)	$576,174	$(559,484)		$1,593,228	$177,554
Adjusted Funds From Operations	$64,057	$96,344		$(281,099)	$194,014

Dead deal expense	45,660	-		153,031	-
Loss on debt extinguishment	-	-		144,029	-
Non-cash stock compensation	110,869	53,887		328,913	186,636
Write off of deferred financing cost	137,522	-		137,522	-
Adjustments to Adjusted Funds From Operations	$294,051	$53,887		$763,495	$186,636
Core Adjusted Funds From Operations	$358,108	$150,231		$482,396	$380,650

Net income (loss)	$(512,117)	$655,828		$(1,874,327)	$16,460
Net income attributable to non-controlling interests	(126,803)	(200,277)		(386,947)	(398,781)
Net income (loss) attributable to Generation Income Properties, Inc.	$(638,920)	$455,551		$(2,261,274)	$(382,321)

Note 1: Subsequent to the issuance of the Company’s 2021 Form 10-K and Q1 2022 Form 10-Q, management of the Company identified an immaterial error in application of Accounting Standards Codification (ASC) 480-10, Distinguishing Liabilities from Equity. Specifically, the Company incorrectly classified the partnership interest of GIP Fund 1, LLC as Redeemable non-controlling interest rather than Non-controlling interest within Equity. The Company has accordingly corrected certain numbers in the prior year presentation above.

Our reported results are presented in accordance with GAAP. We also disclose funds from operations ("FFO"), adjusted funds from operations ("AFFO"), core funds from operations ("Core FFO") and core adjusted funds of operations ("Core AFFO") all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs.

FFO and related measures do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income or loss as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gains from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. We then adjust FFO for non-cash revenues and expenses such as amortization of deferred financing costs, above and below market lease intangible amortization, straight line rent adjustment where the Company is both the lessor and lessee, and non-cash stock compensation to calculate Core AFFO.

FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. We believe that Core FFO and Core AFFO are useful measures for management and investors because they further remove the effect of non-cash expenses and certain other expenses that are not directly related to real estate operations. We use each as measures of our performance when we formulate corporate goals.

As FFO excludes depreciation and amortization, gains and losses from property dispositions that are available for distribution to stockholders and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income or loss. However, FFO should not be viewed as an alternative measure of our operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties which could be significant economic costs and could materially impact our results from operations. Additionally, FFO does not reflect distributions paid to redeemable non-controlling interests.

Investor Contacts

Investor Relations

ir@gipreit.com